Exhibit 99.2 SG Americas Securities, LLC 1221 Avenue of the Americas New York, N.Y. 10020 Tel: 212-278-6000

New Issue Computational Materials

(Part II of II)

$[500,106,000] (Approximate)

Offered Certificates

SG Mortgage Securities Trust 2005-OPT1

SG Mortgage Securities, LLC

Depositor

Option One Mortgage Corporation

Originator and Servicer

SG Americas Securities, LLC                    Bear, Stearns & Co. Inc.

Co-Underwriters

October 7, 2005

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SG Americas Securities, LLC 1221 Avenue of the Americas New York, N.Y. 10020 Tel: 212-278-6000

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates SG Americas Securities, LLC has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value SG Americas Securities, LLC assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: SG Americas Securities, LLC, and/or individuals thereof, may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. SG Americas Securities, LLC shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SG Americas Securities, LLC 1221 Avenue of the Americas New York, N.Y. 10020 Tel: 212-278-6000

Notice to United Kingdom Recipients: This publication is issued in the United Kingdom (“UK”) by or through Société Générale, London Branch (“SGLB”). It is not intended to be an offer to buy or sell, or a solicitation of an offer to buy or sell, any securities. The information contained herein, including any expression of opinion, has been obtained from or is based upon sources believed to be reliable but is not guaranteed as to accuracy or completeness, although SGLB believe it to be fair and not misleading. SGLB, and its affiliated companies in the Société Générale group, may, from time to time, deal in, hold or act as market-makers or act as advisers, brokers or bankers in relation to the securities, or derivatives thereof, of persons, firms or entities mentioned in this document or be represented on the board of such persons, firms or entities. SGLB, and its affiliated companies in the Société Générale group, are under no obligation to disclose or take account of this document when advising or dealing with or for their customers and may have acted upon or made use of the information in this document prior to its publication. This document is issued in the UK by Société Générale, London Branch, in accordance with Section 19(1) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005. Any investments or investment services mentioned herein are only available to persons with professional experience in matters relating to investments and are not available to private customers. Recipients of this document who are not investment professionals should not rely on these documents in making any investment decision and should seek their own independent financial, accounting, legal and tax advice.

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 1)

DESCRIPTION OF THE TOTAL COLLATERAL

Collateral Summary

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of FICO, Original Principal Balance and Original Loan-To-Value which are determined at origination).

	Summary Statistics		Range (if applicable)
Number of Mortgage Loans:	2,860

Aggregate Current Principal Balance:	$524,762,108.65
Average Current Principal Balance:	$183,483.25		$45,000 – $1,120,000

Aggregate Original Principal Balance:	$524,889,013.69		$45,000 – $1,120,000

Fully Amortizing Mortgage Loans:	77.82%
Interest Only Mortgage Loans:	22.18%

1st Lien:	99.05%
2nd Lien:	0.95%

Wtd. Avg. Mortgage Rates:	7.432%		4.990% - 12.450%

Wtd. Avg. Original Term to Maturity (months):	359 Months		120 Months – 360 Months
Wtd. Avg. Remaining Term to Maturity (months):	358 Months		119 Months – 360 Months

Wtd. Avg. Margin (ARM Loans Only):	5.532%		2.700% - 9.100%

Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):	13.397%		10.990% - 19.980%

Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):	7.393%		4.990% - 12.400%

Wtd. Avg. Original LTV:	79.05%		29.41% - 100.00%

Wtd. Avg. Borrower FICO:	621

Geographic Distribution (Top 5):	CA	18.01%
	FL	9.53%
	NY	8.49%
	MA	6.93%
	NJ	5.97%

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 2)

DESCRIPTION OF THE TOTAL COLLATERAL

Collateral Type

COLLATERAL TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
6 Mo Libor	3	632,786.88	0.12	359	40.08	7.739	626	78.79

2Yr/6 Mo Libor	1,862	318,108,583.27	60.62	359	40.49	7.631	606	78.19
2Yr/6 Mo Libor (IO)	381	104,906,614.70	19.99	359	41.44	6.742	653	81.86
3Yr/6 Mo Libor	56	10,024,627.86	1.91	358	38.95	7.237	624	77.12
3Yr/6 Mo Libor (IO)	31	7,921,990.13	1.51	358	38.95	6.625	648	76.02
Fixed	515	79,577,967.44	15.16	351	39.21	7.659	629	79.42
Fixed (IO)	12	3,589,538.37	0.68	358	42.52	7.149	676	77.02

Total:	2,860	$524,762,108.65	100.00	358	40.45	7.432	621	79.05

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 3)

DESCRIPTION OF THE TOTAL COLLATERAL

Principal Balances at Origination

RANGE OF PRINCIPAL BALANCES AT ORIGINATION ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF ORIGINATION ($)	% OF PRINCIPAL BALANCE AS OF ORIGINATION	REMAINING TERM TO MATURITY (months)*	DEBT-TO- INCOME (%)*	MORTGAGE RATES (%)*	FICO*	OLTV (%)*
0 - 49,999	8	376,005.00	0.07	359	44.29	10.827	629	98.74
50,000 - 99,999	723	53,363,266.74	10.17	354	37.70	8.716	599	78.56
100,000 - 149,999	733	89,764,951.55	17.10	358	38.86	7.791	609	79.20
150,000 - 199,999	477	82,110,995.00	15.64	357	39.95	7.479	609	78.96
200,000 - 249,999	323	71,777,802.40	13.67	358	41.87	7.237	620	78.62
250,000 - 299,999	186	50,469,073.00	9.62	359	42.41	7.119	627	79.96
300,000 - 349,999	136	43,826,784.00	8.35	359	41.90	7.185	614	78.36
350,000 - 399,999	79	29,536,912.00	5.63	359	41.82	7.068	632	79.60
400,000 - 449,999	67	28,320,638.00	5.40	359	41.39	6.916	646	80.51
450,000 - 499,999	42	19,787,124.00	3.77	359	39.16	6.817	653	81.78
500,000 -549,999	26	13,580,200.00	2.59	359	40.17	7.187	627	79.67
550,000 - 599,999	17	9,693,751.00	1.85	359	40.65	6.769	683	79.64
600,000 - 649,999	14	8,692,150.00	1.66	346	44.10	6.859	628	83.28
650,000 - 699,999	10	6,760,235.00	1.29	359	45.31	6.801	632	80.35
700,000 - 749,999	5	3,619,400.00	0.69	359	43.82	6.938	620	72.53
750,000 - 799,999	2	1,500,000.00	0.29	359	26.78	6.350	616	56.02
800,000 - 849,999	1	845,000.00	0.16	358	17.13	6.450	640	62.59
850,000 - 899,999	1	860,000.00	0.16	359	39.18	5.750	701	80.00
900,000 - 949,999	3	2,762,226.00	0.53	359	38.01	7.748	621	65.68
950,000 - 999,999	2	1,932,500.00	0.37	359	38.81	6.746	668	68.26
1,000,000 - 1,049,999	1	1,040,000.00	0.20	358	43.55	6.840	769	80.00
1,050,000 - 1,099,999	3	3,150,000.00	0.60	359	37.82	6.930	684	78.08
1,100,000 - 1,149,999	1	1,120,000.00	0.21	359	42.97	6.990	654	70.00

Total:	2,860	$524,889,013.69	100.00	358	40.45	7.432	621	79.05

*	Based on the original balances of the Mortgage Loans.

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 4)

DESCRIPTION OF THE TOTAL COLLATERAL

Principal Balance as of the Cut-Off Date

RANGE OF PRINCIPAL BALANCES AS OF THE CUT-OFF DATE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
0 - 49,999	17	825,160.11	0.16	348	36.91	10.288	607	80.88
50,000 - 99,999	724	53,900,040.68	10.27	354	37.78	8.694	599	78.59
100,000 - 149,999	727	89,335,558.92	17.02	358	38.88	7.786	609	79.21
150,000 - 199,999	474	81,688,898.09	15.57	357	39.95	7.480	609	79.03
200,000 - 249,999	324	72,063,969.42	13.73	358	41.81	7.232	620	78.49
250,000 - 299,999	185	50,257,960.56	9.58	359	42.50	7.117	627	80.08
300,000 - 349,999	137	44,222,802.57	8.43	359	41.82	7.191	615	78.25
350,000 - 399,999	78	29,233,005.84	5.57	359	41.91	7.076	634	79.96
400,000 - 449,999	69	29,266,627.34	5.58	359	41.24	6.968	641	80.36
450,000 - 499,999	39	18,433,205.89	3.51	359	39.23	6.707	659	81.91
500,000 - 549,999	26	13,566,704.77	2.59	359	40.18	7.186	627	79.67
550,000 - 599,999	17	9,691,153.76	1.85	359	40.65	6.769	683	79.65
600,000 - 649,999	14	8,692,150.00	1.66	346	44.10	6.859	628	83.28
650,000 - 699,999	10	6,759,848.14	1.29	359	45.31	6.801	632	80.35
700,000 - 749,999	5	3,619,400.00	0.69	359	43.82	6.938	620	72.53
750,000 - 799,999	2	1,500,000.00	0.29	359	26.78	6.350	616	56.02
800,000 - 849,999	1	844,228.66	0.16	358	17.13	6.450	640	62.59
850,000 - 899,999	1	859,102.10	0.16	359	39.18	5.750	701	80.00
900,000 - 949,999	4	3,710,697.60	0.71	358	39.82	7.557	598	64.55
950,000 - 999,999	1	982,500.00	0.19	359	32.75	6.500	801	75.00
1,000,000 - 1,049,999	2	2,089,094.20	0.40	359	42.29	6.790	730	77.49
1,050,000 - 1,099,999	2	2,100,000.00	0.40	359	36.21	7.025	681	79.62
1,100,000 - 1,149,999	1	1,120,000.00	0.21	359	42.97	6.990	654	70.00

Total:	2,860	$524,762,108.65	100.00	358	40.45	7.432	621	79.05

Remaining Term to Maturity

RANGE OF MONTHS REMAINING	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
60 - 119	1	52,800.00	0.01	119	40.07	7.700	612	80.00
120 - 179	24	2,623,434.50	0.50	179	34.45	8.643	568	71.09
180 - 239	12	1,271,358.97	0.24	236	39.53	8.136	625	76.54
300 - 359	2,812	518,231,409.72	98.76	359	40.48	7.427	621	79.04
360 and Greater	11	2,583,105.46	0.49	360	39.61	6.827	667	91.10

Total:	2,860	$524,762,108.65	100.00	358	40.45	7.432	621	79.05

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 5)

DESCRIPTION OF THE TOTAL COLLATERAL

Mortgage Rates

RANGE OF CURRENT MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
4.500 - 4.999	2	456,000.00	0.09	359	27.50	4.990	656	73.30
5.000 - 5.499	23	7,304,601.05	1.39	359	37.80	5.210	675	77.62
5.500 - 5.999	147	43,959,361.81	8.38	359	41.19	5.794	675	78.51
6.000 - 6.499	243	57,973,347.24	11.05	358	41.02	6.269	657	78.06
6.500 - 6.999	458	106,361,285.34	20.27	359	40.35	6.768	643	79.32
7.000 - 7.499	406	80,418,677.18	15.32	358	40.41	7.240	628	78.83
7.500 - 7.999	539	94,256,920.01	17.96	357	40.40	7.736	604	80.12
8.000 - 8.499	312	46,840,924.15	8.93	358	41.12	8.239	588	79.53
8.500 - 8.999	281	37,347,289.92	7.12	355	39.82	8.729	577	79.65
9.000 - 9.499	116	16,081,344.27	3.06	356	40.29	9.249	554	77.82
9.500 - 9.999	133	14,249,488.85	2.72	354	40.07	9.762	563	79.66
10.000 - 10.499	70	7,265,024.59	1.38	353	38.64	10.248	551	76.79
10.500 - 10.999	65	6,379,467.52	1.22	356	38.89	10.753	550	76.75
11.000 - 11.499	32	2,731,633.14	0.52	342	39.61	11.191	549	76.79
11.500 - 11.999	25	2,482,508.89	0.47	359	39.85	11.625	542	75.06
12.000 - 12.499	8	654,234.69	0.12	359	46.83	12.203	532	75.67

Total:	2,860	$524,762,108.65	100.00	358	40.45	7.432	621	79.05

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 6)

DESCRIPTION OF THE TOTAL COLLATERAL

Original Loan-to-Value Ratios

RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
25.01 - 30.00	2	128,141.91	0.02	289	23.61	11.166	519	29.47
30.01 - 35.00	2	141,729.79	0.03	358	37.73	8.233	682	32.31
35.01 - 40.00	9	1,301,363.16	0.25	327	35.56	7.416	577	38.67
40.01 - 45.00	15	2,090,612.68	0.40	352	40.40	7.527	591	42.83
45.01 - 50.00	17	3,190,274.95	0.61	358	33.08	8.141	570	48.01
50.01 - 55.00	32	7,095,455.40	1.35	359	41.37	7.548	584	53.26
55.01 - 60.00	67	11,713,386.53	2.23	358	39.82	7.200	605	57.63
60.01 - 65.00	131	23,785,374.83	4.53	356	37.49	7.587	587	63.32
65.01 - 70.00	146	29,769,598.56	5.67	358	40.28	7.429	603	68.99
70.01 - 75.00	210	42,522,336.94	8.10	354	38.46	7.753	597	74.25
75.01 - 80.00	1,453	246,101,418.85	46.90	358	41.15	7.359	626	79.76
80.01 - 85.00	381	76,887,131.76	14.65	358	40.34	7.376	625	84.36
85.01 - 90.00	227	53,249,012.82	10.15	359	40.74	7.237	634	88.62
90.01 - 95.00	99	18,921,444.86	3.61	359	40.46	7.649	640	94.66
95.01 - 100.00	69	7,864,825.61	1.50	358	41.90	8.711	651	99.91

Total:	2,860	$524,762,108.65	100.00	358	40.45	7.432	621	79.05

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 7)

DESCRIPTION OF THE TOTAL COLLATERAL

FICO Score at Origination

RANGE OF FICO SCORES	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
N/A	23	3,127,454.96	0.60	353	37.27	8.673	0	77.76
500 - 519	155	23,649,159.52	4.51	355	40.73	9.013	510	74.40
520 - 539	197	32,634,246.29	6.22	357	41.75	8.742	530	74.14
540 - 559	213	35,596,717.84	6.78	358	40.13	8.296	550	75.77
560 - 579	255	40,967,056.11	7.81	354	40.42	7.894	569	76.72
580 - 599	396	61,082,620.56	11.64	357	40.94	7.738	589	78.98
600 - 619	413	68,029,697.62	12.96	357	40.32	7.476	610	80.51
620 - 639	369	71,354,408.24	13.60	359	40.07	7.090	629	79.65
640 - 659	277	59,837,526.95	11.40	359	40.21	6.928	649	79.97
660 - 679	216	48,203,639.26	9.19	359	40.11	6.711	669	81.04
680 - 699	118	25,900,729.65	4.94	358	40.99	6.723	690	81.44
700 - 719	74	16,095,438.73	3.07	358	40.40	6.648	708	83.30
720 - 739	61	15,084,640.63	2.87	359	39.89	6.577	730	82.92
740 - 759	46	10,600,256.44	2.02	359	39.53	6.496	748	79.55
760 - 779	32	8,207,272.78	1.56	357	42.00	6.506	770	79.90
780 - 799	12	2,738,328.31	0.52	359	42.84	6.342	791	79.40
800 - 819	3	1,652,914.76	0.31	359	37.19	6.330	802	77.24

Total:	2,860	$524,762,108.65	100.00	358	40.45	7.432	621	79.05

Debt-to-Income Ratio

RANGE OF DEBT-TO- INCOME RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
<= 20.00	129	20,122,374.37	3.83	357	15.84	7.556	649	77.33
20.01 - 25.00	162	22,831,127.00	4.35	354	22.90	7.562	617	76.34
25.01 - 30.00	239	38,268,078.33	7.29	357	27.90	7.479	612	78.94
30.01 - 35.00	341	57,001,367.54	10.86	358	32.75	7.465	621	78.49
35.01 - 40.00	465	90,047,066.40	17.16	357	37.78	7.380	622	78.59
40.01 - 45.00	607	118,526,805.18	22.59	358	42.59	7.349	628	80.52
45.01 - 50.00	538	105,759,337.92	20.15	358	47.40	7.420	616	79.26
50.01 and Greater	379	72,205,951.91	13.76	358	53.19	7.524	611	78.75

Total:	2,860	$524,762,108.65	100.00	358	40.45	7.432	621	79.05

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 8)

DESCRIPTION OF THE TOTAL COLLATERAL

Geographic Distribution

STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
California	307	94,498,887.92	18.01	359	41.33	6.698	632	78.22
Florida	292	49,984,822.57	9.53	357	39.17	7.626	613	78.33
New York	174	44,537,759.34	8.49	357	41.66	7.525	625	78.36
Massachusetts	138	36,390,029.43	6.93	358	41.09	7.304	641	78.18
New Jersey	122	31,303,520.50	5.97	358	40.55	7.415	623	79.11
Texas	261	30,573,072.99	5.83	357	39.71	7.994	608	79.58
Virginia	114	21,471,477.08	4.09	359	41.04	7.320	621	79.10
Michigan	144	18,457,479.08	3.52	357	38.45	7.635	601	81.84
Maryland	74	15,377,373.53	2.93	352	41.16	7.798	596	75.78
Pennsylvania	106	13,767,895.96	2.62	357	38.58	7.848	613	82.05
Illinois	87	13,742,625.47	2.62	359	40.83	7.870	609	80.72
Connecticut	63	12,279,653.97	2.34	359	41.90	7.231	615	77.76
Arizona	68	11,969,061.09	2.28	359	39.47	7.483	614	80.39
Georgia	82	11,815,224.40	2.25	358	38.43	7.662	608	79.67
Ohio	91	9,843,586.75	1.88	358	40.36	8.141	610	81.16
Rhode Island	41	8,920,952.32	1.70	359	41.19	7.243	630	78.08
Colorado	45	7,617,453.10	1.45	359	42.03	7.281	620	82.03
Washington	42	7,488,115.54	1.43	359	42.65	7.397	621	81.68
North Carolina	64	7,427,209.57	1.42	356	39.83	7.946	610	80.98
Hawaii	16	6,494,727.52	1.24	359	39.43	6.312	688	76.90
Nevada	30	6,462,226.90	1.23	359	41.35	7.042	639	79.83
Wisconsin	47	6,443,857.95	1.23	356	41.07	7.983	607	78.16
Maine	36	5,719,321.56	1.09	354	40.22	7.719	610	77.72
Minnesota	32	5,304,988.03	1.01	359	39.56	7.531	597	79.28
Tennessee	45	4,849,447.77	0.92	352	41.49	8.223	602	81.17
New Hampshire	27	4,686,826.63	0.89	359	44.65	7.695	603	77.57
South Carolina	32	4,023,783.81	0.77	359	37.39	7.847	608	80.04
Missouri	35	3,990,484.60	0.76	356	39.54	8.300	600	82.54
Kentucky	27	2,977,311.69	0.57	359	36.05	7.534	634	83.74
Indiana	30	2,921,090.57	0.56	359	37.75	8.458	623	81.66
Vermont	15	2,882,296.28	0.55	359	42.62	7.128	635	77.38
Louisiana	25	2,751,787.51	0.52	352	38.38	8.048	609	81.48
Alabama	22	1,844,735.26	0.35	340	33.58	8.489	603	77.72
Oregon	12	1,826,061.96	0.35	359	36.63	7.200	632	78.54
Utah	10	1,574,721.25	0.30	359	42.83	6.845	642	81.20
Oklahoma	18	1,442,277.77	0.27	359	33.70	8.123	625	81.86
Delaware	6	1,411,750.00	0.27	359	40.81	7.025	602	66.58
Iowa	15	1,369,620.78	0.26	359	39.67	8.188	617	78.26
Arkansas	8	1,309,553.10	0.25	359	34.16	7.795	607	81.43
Wyoming	9	1,194,111.34	0.23	359	38.25	7.174	616	80.92
District of Columbia	5	1,154,160.39	0.22	358	38.90	7.987	609	74.70
Nebraska	9	1,106,445.52	0.21	359	39.52	8.152	623	80.40
Idaho	11	1,089,725.20	0.21	359	37.23	7.595	603	80.41
Kansas	8	943,596.42	0.18	359	43.71	8.606	630	81.89
Mississippi	9	843,088.69	0.16	359	36.77	7.950	630	86.25
Montana	2	279,340.00	0.05	359	35.75	7.635	589	70.00
North Dakota	3	259,069.54	0.05	359	44.00	9.405	561	68.34
Alaska	1	139,500.00	0.03	359	39.81	7.450	697	90.00

Total:	2,860	$524,762,108.65	100.00	358	40.45	7.432	621	79.05

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 9)

DESCRIPTION OF THE TOTAL COLLATERAL

Occupancy Status

OCCUPANCY STATUS*	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
Owner Occupied	2,649	486,490,436.96	92.71	358	40.60	7.392	619	79.08
Non-Owner Occupied	180	31,529,606.08	6.01	358	39.21	8.018	647	78.96
Second Home	31	6,742,065.61	1.28	342	34.71	7.585	630	77.70

Total:	2,860	$524,762,108.65	100.00	358	40.45	7.432	621	79.05

*	Based on mortgagor representation at origination.

Documentation Type

INCOME DOCUMENTATION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
Full/Alt Documentation	1,916	307,680,921.16	58.63	358	40.84	7.479	609	79.27
Limited Documentation	8	2,121,742.13	0.40	358	41.58	7.573	693	77.34
No Documentation	30	5,872,203.17	1.12	359	0.00	7.316	721	82.26
Stated Income	906	209,087,242.19	39.84	357	39.85	7.364	634	78.66

Total:	2,860	$524,762,108.65	100.00	358	40.45	7.432	621	79.05

Loan Purpose

PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
Cash Out Refinance	1,486	298,379,475.75	56.86	358	39.72	7.393	610	77.80
Rate/Term Refinance	234	41,538,776.73	7.92	356	40.52	7.611	616	78.76
Purchase	1,140	184,843,856.17	35.22	358	41.62	7.455	638	81.15

Total:	2,860	$524,762,108.65	100.00	358	40.45	7.432	621	79.05

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 10)

DESCRIPTION OF THE TOTAL COLLATERAL

Property Type

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
Single Family	2,329	404,272,328.94	77.04	358	40.25	7.448	616	79.06
Two-Four Family	199	51,521,060.54	9.82	358	41.66	7.361	646	78.30
PUD	209	44,375,118.58	8.46	359	40.50	7.362	620	80.45
Condominium	123	24,593,600.59	4.69	354	40.97	7.446	638	77.95

Total:	2,860	$524,762,108.65	100.00	358	40.45	7.432	621	79.05

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 11)

DESCRIPTION OF THE TOTAL COLLATERAL

Prepayment Charge Term at Origination

PREPAYMENT CHARGE TERM AT ORIGINATION (months)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
0	845	152,837,877.64	29.13	357	40.55	7.713	617	78.08
12	149	44,947,494.48	8.57	357	41.75	7.305	629	79.68
24	1,496	266,836,379.51	50.85	359	40.64	7.321	618	79.59
30	2	379,857.88	0.07	359	43.79	7.729	622	81.22
36	368	59,760,499.14	11.39	355	38.33	7.302	634	78.66

Total:	2,860	$524,762,108.65	100.00	358	40.45	7.432	621	79.05

Maximum Mortgage Rates of the Adjustable-Rate Loans

RANGE OF MAXIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
10.500 - 10.999	2	456,000.00	0.10	359	27.50	4.990	656	73.30
11.000 - 11.499	23	7,304,601.05	1.65	359	37.80	5.210	675	77.62
11.500 - 11.999	129	39,321,988.03	8.90	359	41.49	5.787	674	78.39
12.000 - 12.499	207	50,343,014.79	11.40	359	41.11	6.273	655	77.93
12.500 - 12.999	378	88,569,023.97	20.06	359	40.67	6.766	641	79.46
13.000 - 13.499	330	65,731,647.68	14.89	359	40.51	7.236	624	78.79
13.500 - 13.999	445	79,143,910.23	17.92	359	40.62	7.740	600	80.40
14.000 - 14.499	267	41,041,648.09	9.29	359	41.91	8.237	587	79.89
14.500 - 14.999	225	30,442,790.29	6.89	359	39.54	8.726	573	79.71
15.000 - 15.499	94	13,720,292.91	3.11	359	40.37	9.264	552	77.13
15.500 - 15.999	97	10,690,023.82	2.42	359	40.11	9.757	548	79.46
16.000 - 16.499	51	5,815,944.05	1.32	359	39.51	10.247	548	75.36
16.500 - 16.999	45	4,889,452.84	1.11	359	38.52	10.750	532	72.80
17.000 - 17.499	20	1,774,531.14	0.40	354	37.80	11.231	532	70.45
17.500 - 17.999	14	1,621,024.20	0.37	359	36.80	11.659	531	69.37
18.000 - 18.499	5	472,920.01	0.11	359	45.61	12.192	522	74.74
19.500 - 19.999	1	255,789.74	0.06	358	37.85	6.990	692	80.00

Total:	2,333	$441,594,602.84	100.00	359	40.65	7.393	618	79.00

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 12)

DESCRIPTION OF THE TOTAL COLLATERAL

Minimum Mortgage Rates of the Adjustable-Rate Loans

RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
4.500 - 4.999	2	456,000.00	0.10	359	27.50	4.990	656	73.30
5.000 - 5.499	23	7,304,601.05	1.65	359	37.80	5.210	675	77.62
5.500 - 5.999	129	39,321,988.03	8.90	359	41.49	5.787	674	78.39
6.000 - 6.499	207	50,343,014.79	11.40	359	41.11	6.273	655	77.93
6.500 - 6.999	379	88,824,813.71	20.11	359	40.67	6.766	641	79.46
7.000 - 7.499	330	65,731,647.68	14.89	359	40.51	7.236	624	78.79
7.500 - 7.999	445	79,143,910.23	17.92	359	40.62	7.740	600	80.40
8.000 - 8.499	267	41,041,648.09	9.29	359	41.91	8.237	587	79.89
8.500 - 8.999	225	30,442,790.29	6.89	359	39.54	8.726	573	79.71
9.000 - 9.499	94	13,720,292.91	3.11	359	40.37	9.264	552	77.13
9.500 - 9.999	97	10,690,023.82	2.42	359	40.11	9.757	548	79.46
10.000 - 10.499	51	5,815,944.05	1.32	359	39.51	10.247	548	75.36
10.500 - 10.999	45	4,889,452.84	1.11	359	38.52	10.750	532	72.80
11.000 - 11.499	20	1,774,531.14	0.40	354	37.80	11.231	532	70.45
11.500 - 11.999	14	1,621,024.20	0.37	359	36.80	11.659	531	69.37
12.000 - 12.499	5	472,920.01	0.11	359	45.61	12.192	522	74.74

Total:	2,333	$441,594,602.84	100.00	359	40.65	7.393	618	79.00

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 13)

DESCRIPTION OF THE TOTAL COLLATERAL

Margins of the Adjustable-Rate Loans

RANGE OF MORTGAGE MARGINS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
2.500 - 2.999	2	372,000.00	0.08	359	33.70	6.069	658	80.00
3.000 - 3.499	10	3,419,397.49	0.77	359	38.86	5.561	664	76.39
3.500 - 3.999	62	18,092,903.44	4.10	359	40.59	5.769	683	76.96
4.000 - 4.499	176	49,683,119.92	11.25	359	41.27	6.167	672	77.20
4.500 - 4.999	305	68,302,971.19	15.47	359	40.26	6.582	649	77.55
5.000 - 5.499	479	93,717,574.58	21.22	359	40.69	7.046	629	79.93
5.500 - 5.999	431	76,449,300.94	17.31	359	40.75	7.575	608	81.05
6.000 - 6.499	318	53,075,956.59	12.02	359	40.54	8.037	591	80.39
6.500 - 6.999	220	34,084,196.50	7.72	359	40.91	8.507	567	79.77
7.000 - 7.499	138	19,659,097.51	4.45	358	40.67	8.990	555	77.75
7.500 - 7.999	79	10,265,844.58	2.32	359	41.17	9.520	540	77.36
8.000 - 8.499	89	11,211,552.57	2.54	359	38.81	10.508	539	75.37
8.500 - 8.999	20	2,501,880.79	0.57	358	42.53	10.791	537	68.76
9.000 - 9.499	4	758,806.74	0.17	358	45.50	10.544	512	76.57

Total:	2,333	$441,594,602.84	100.00	359	40.65	7.393	618	79.00

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 14)

DESCRIPTION OF THE TOTAL COLLATERAL

Next Rate Adjustment Date of the Adjustable-Rate Loans

NEXT RATE ADJUSTMENT DATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
January 1, 2006	2	309,786.88	0.07	358	39.84	8.770	511	72.32
February 1, 2006	1	323,000.00	0.07	359	40.31	6.750	736	85.00
July 1, 2007	557	102,712,548.21	23.26	358	41.62	7.692	616	78.63
July 18, 2007	2	512,979.26	0.12	358	40.38	9.347	507	74.54
July 20, 2007	1	111,567.61	0.03	358	49.25	9.290	593	95.00
August 1, 2007	1,672	317,094,997.43	71.81	359	40.45	7.321	618	79.16
September 1, 2007	11	2,583,105.46	0.58	360	39.61	6.827	667	91.10
July 1, 2008	35	7,233,001.95	1.64	358	41.22	7.111	623	74.02
August 1, 2008	52	10,713,616.04	2.43	358	37.42	6.869	642	78.40

Total:	2,333	$441,594,602.84	100.00	359	40.65	7.393	618	79.00

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 15)

DESCRIPTION OF THE TOTAL COLLATERAL

Initial Periodic Rate Cap of the Adjustable-Rate Loans

INITIAL PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
1.000	3	632,786.88	0.14	359	40.08	7.739	626	78.79
2.000	2	282,800.00	0.06	359	33.10	8.507	623	82.35

3.000	2,328	440,679,015.96	99.79	359	40.66	7.392	618	79.00

Total:	2,333	$441,594,602.84	100.00	359	40.65	7.393	618	79.00

Subsequent Periodic Rate Cap of the Adjustable-Rate Loans

SUBSEQUENT PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
1.000	2,332	441,378,602.84	99.95	359	40.66	7.393	618	79.00
2.000	1	216,000.00	0.05	359	36.37	8.850	623	83.08

Total:	2,333	$441,594,602.84	100.00	359	40.65	7.393	618	79.00

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 16)

DESCRIPTION OF THE IO MORTGAGE LOANS COLLATERAL

Collateral Summary

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of FICO, Original Principal Balance and Original Loan-To-Value which is determined at origination).

	Summary Statistics		Range (if applicable)
Number of Mortgage Loans:	424

Aggregate Current Principal Balance:	$116,418,143.20		$68,000 - $1,050,000
Average Current Principal Balance:	$274,571.09

Aggregate Original Principal Balance:	$116,419,733.80		$68,000 - $1,050,000
Average Original Principal Balance:	$274,574.84

Fully Amortizing Mortgage Loans:	0.00%
Interest Only Mortgage Loans:	100.00%

1st Lien:	100.00%
2ND Lien:	0.00%

Wtd. Avg. Mortgage Rates:	6.747%		4.990% - 12.150%

Wtd. Avg. Original Term to Maturity (months):	360 Months		360 Months – 360 Months
Wtd. Avg. Remaining Term to Maturity (months):	359 Months		358 Months – 360 Months

Wtd. Avg. Margin (ARM Loans Only):	4.887%		2.700% - 8.500%

Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):	12.734%		10.990% - 18.150%

Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):	6.734%		4.990% - 12.150%

Wtd. Avg. Original LTV:	81.32%		44.97% - 100.00%

Wtd. Avg. Borrower FICO:	654

Geographic Distribution (Top 5):	CA	40.51%
	FL	7.36%
	VA	7.06%
	MA	6.31%
	NY	6.26%

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 17)

DESCRIPTION OF THE IO MORTGAGE LOANS COLLATERAL

Collateral Type

COLLATERAL TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
2/6 LIBOR IO	381	104,906,614.70	90.11	359	41.44	6.742	653	81.86
3/6 LIBOR IO	31	7,921,990.13	6.80	358	38.95	6.625	648	76.02
FIXED IO	12	3,589,538.37	3.08	358	42.52	7.149	676	77.02

Total:	424	$116,418,143.20	100.00	359	41.31	6.747	654	81.32

Principal Balances at Origination

RANGE OF PRINCIPAL BALANCES AT ORIGINATION ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF ORIGINATION ($)	% OF PRINCIPAL BALANCE AS OF ORIGINATION	REMAINING TERM TO MATURITY (months)*	DEBT-TO- INCOME (%)*	MORTGAGE RATES (%)*	FICO*	OLTV (%)*
50,000 - 99,999	16	1,457,186.00	1.25	358	39.31	7.645	627	81.11
100,000 - 149,999	79	9,743,186.40	8.37	358	40.04	7.386	626	80.33
150,000 - 199,999	65	11,537,947.00	9.91	358	40.68	7.102	639	81.34
200,000 - 249,999	68	15,226,268.40	13.08	358	42.35	6.895	648	80.57
250,000 - 299,999	52	14,154,481.00	12.16	358	41.37	6.734	665	80.76
300,000 - 349,999	37	12,042,845.00	10.34	359	42.30	6.624	643	79.71
350,000 - 399,999	30	11,268,612.00	9.68	359	42.34	6.489	653	81.08
400,000 - 449,999	26	11,012,888.00	9.46	359	41.63	6.439	668	81.56
450,000 - 499,999	15	7,133,625.00	6.13	359	37.85	6.290	678	83.30
500,000 - 549,999	9	4,703,750.00	4.04	359	39.16	6.644	647	81.28
550,000 - 599,999	8	4,585,050.00	3.94	358	41.28	6.714	693	82.96
600,000 - 649,999	9	5,534,500.00	4.75	359	46.45	6.375	645	85.80
650,000 - 699,999	4	2,725,995.00	2.34	359	38.51	6.643	634	83.45
700,000 - 749,999	3	2,153,400.00	1.85	359	41.67	6.552	649	81.70
1,000,000 - 1,049,999	1	1,040,000.00	0.89	358	43.55	6.840	769	80.00
1,050,000 - 1,099,999	2	2,100,000.00	1.80	359	36.21	7.025	681	79.62

Total:	424	$116,419,733.80	100.00	359	41.31	6.747	654	81.32

*	Based on the original balances of the Mortgage Loans.

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 18)

DESCRIPTION OF THE IO MORTGAGE LOANS COLLATERAL

Principal Balance as of the Cut-Off Date

RANGE OF PRINCIPAL BALANCES AS OF THE CUT-OFF DATE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
50,000 - 99,999	16	1,457,185.33	1.25	358	39.31	7.645	627	81.11
100,000 - 149,999	79	9,743,025.56	8.37	358	40.04	7.386	626	80.33
150,000 - 199,999	65	11,537,673.62	9.91	358	40.68	7.102	639	81.34
200,000 - 249,999	69	15,476,088.08	13.29	358	42.20	6.891	649	80.71
250,000 - 299,999	51	13,903,927.80	11.94	358	41.52	6.735	665	80.61
300,000 - 349,999	37	12,042,845.00	10.34	359	42.30	6.624	643	79.71
350,000 - 399,999	30	11,268,356.83	9.68	359	42.34	6.489	653	81.08
400,000 - 449,999	26	11,012,888.00	9.46	359	41.63	6.439	668	81.56
450,000 - 499,999	15	7,133,463.00	6.13	359	37.85	6.290	678	83.30
500,000 - 549,999	9	4,703,750.00	4.04	359	39.16	6.644	647	81.28
550,000 - 599,999	8	4,585,044.98	3.94	358	41.28	6.714	693	82.96
600,000 - 649,999	9	5,534,500.00	4.75	359	46.45	6.375	645	85.80
650,000 - 699,999	4	2,725,995.00	2.34	359	38.51	6.643	634	83.45
700,000 - 749,999	3	2,153,400.00	1.85	359	41.67	6.552	649	81.70
1,000,000 - 1,049,999	1	1,040,000.00	0.89	358	43.55	6.840	769	80.00
1,050,000 - 1,099,999	2	2,100,000.00	1.80	359	36.21	7.025	681	79.62

Total:	424	$116,418,143.20	100.00	359	41.31	6.747	654	81.32

Remaining Term to Maturity

RANGE OF MONTHS REMAINING	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
300 - 359	422	115,859,643.20	99.52	359	41.35	6.749	654	81.26
360 and Greater	2	558,500.00	0.48	360	32.67	6.306	696	93.15

Total:	424	$116,418,143.20	100.00	359	41.31	6.747	654	81.32

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 19)

DESCRIPTION OF THE IO MORTGAGE LOANS COLLATERAL

Mortgage Rates

RANGE OF CURRENT MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
4.500 - 4.999	1	336,000.00	0.29	359	24.53	4.990	671	80.00
5.000 - 5.499	10	4,115,050.00	3.53	359	37.15	5.189	693	81.18
5.500 - 5.999	57	19,877,326.55	17.07	359	41.21	5.768	689	81.65
6.000 - 6.499	73	21,096,359.12	18.12	359	41.95	6.253	669	80.22
6.500 - 6.999	101	29,082,430.97	24.98	359	41.00	6.757	652	81.96
7.000 - 7.499	72	20,079,730.33	17.25	358	40.29	7.252	642	80.76
7.500 - 7.999	71	14,583,723.07	12.53	358	42.63	7.709	618	82.77
8.000 - 8.499	25	4,817,463.16	4.14	358	44.24	8.253	609	79.89
8.500 - 8.999	12	2,172,160.00	1.87	358	43.24	8.608	596	78.35
9.000 - 9.499	1	121,900.00	0.10	358	54.51	9.450	651	99.92
12.000 - 12.499	1	136,000.00	0.12	359	49.51	12.150	505	80.00

Total:	424	$116,418,143.20	100.00	359	41.31	6.747	654	81.32

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 20)

DESCRIPTION OF THE IO MORTGAGE LOANS COLLATERAL

Original Loan-to-Value Ratios

RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
40.01 - 45.00	1	326,000.00	0.28	359	50.80	5.550	580	44.97
45.01 - 50.00	3	1,056,000.00	0.91	358	34.13	7.974	604	47.74
50.01 - 55.00	3	540,708.59	0.46	358	28.68	6.159	765	53.01
55.01 - 60.00	6	1,186,900.00	1.02	358	37.46	6.512	635	58.52
60.01 - 65.00	3	1,164,500.00	1.00	359	32.27	6.098	624	63.64
65.01 - 70.00	7	2,381,800.00	2.05	359	38.04	6.420	656	68.67
70.01 - 75.00	8	2,194,575.20	1.89	359	44.45	6.671	609	74.28
75.01 - 80.00	272	67,909,189.74	58.33	358	41.97	6.769	662	79.89
80.01 - 85.00	51	16,763,202.52	14.40	359	43.24	6.781	640	84.21
85.01 - 90.00	52	17,840,779.39	15.32	359	38.83	6.725	640	88.68
90.01 - 95.00	16	4,312,587.76	3.70	359	39.67	6.750	671	94.97
95.01 - 100.00	2	741,900.00	0.64	359	42.50	6.253	678	99.99

Total:	424	$116,418,143.20	100.00	359	41.31	6.747	654	81.32

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 21)

DESCRIPTION OF THE IO MORTGAGE LOANS COLLATERAL

FICO Score at Origination

RANGE OF FICO SCORES	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
N/A	1	247,500.00	0.21	359	51.74	5.750	0	75.00
500 - 519	2	383,500.00	0.33	359	37.35	9.923	511	76.77
520 - 539	1	156,740.00	0.13	358	45.23	7.650	527	85.00
540 - 559	2	838,600.00	0.72	359	45.55	7.260	547	87.40
560 - 579	5	796,180.00	0.68	358	33.02	7.579	569	80.79
580 - 599	63	13,804,027.02	11.86	358	42.35	7.395	589	79.80
600 - 619	69	16,695,657.33	14.34	358	42.57	7.263	610	81.03
620 - 639	69	18,590,461.97	15.97	358	41.77	6.825	629	81.12
640 - 659	60	17,322,067.82	14.88	359	41.35	6.713	648	81.33
660 - 679	58	18,915,235.71	16.25	359	39.96	6.375	669	82.78
680 - 699	28	7,743,504.33	6.65	359	43.09	6.329	690	81.53
700 - 719	17	4,259,328.58	3.66	358	39.46	6.365	710	81.76
720 - 739	19	6,800,979.98	5.84	359	39.01	6.217	728	83.09
740 - 759	15	4,198,139.57	3.61	359	40.95	6.154	746	80.54
760 - 779	11	4,310,862.30	3.70	358	40.46	6.409	771	80.40
780 - 799	3	755,358.59	0.65	359	34.36	5.806	785	70.53
800 - 819	1	600,000.00	0.52	359	44.47	5.890	804	80.00

Total:	424	$116,418,143.20	100.00	359	41.31	6.747	654	81.32

Debt-to-Income Ratio

RANGE OF DEBT-TO- INCOME RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
<= 20.00	5	1,214,500.00	1.04	359	15.65	6.140	643	74.72
20.01 - 25.00	14	3,804,947.59	3.27	358	23.05	6.578	650	73.73
25.01 - 30.00	29	7,519,112.59	6.46	359	28.00	6.720	644	82.92
30.01 - 35.00	52	13,264,217.38	11.39	359	32.76	6.611	670	80.20
35.01 - 40.00	67	18,720,047.86	16.08	359	37.74	6.765	660	81.64
40.01 - 45.00	108	30,765,083.01	26.43	359	42.71	6.777	659	83.10
45.01 - 50.00	87	24,870,850.24	21.36	359	47.27	6.741	646	81.38
50.01 and Greater	62	16,259,384.53	13.97	358	52.94	6.884	642	79.91

Total:	424	$116,418,143.20	100.00	359	41.31	6.747	654	81.32

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 22)

DESCRIPTION OF THE IO MORTGAGE LOANS COLLATERAL

Geographic Distribution

STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
California	127	47,159,149.10	40.51	359	41.64	6.288	665	81.33
Florida	39	8,567,711.33	7.36	358	36.88	7.108	632	78.24
Virginia	28	8,217,969.45	7.06	358	42.63	6.852	653	81.06
Massachusetts	25	7,348,405.22	6.31	358	41.34	7.021	677	78.72
New York	20	7,292,165.32	6.26	359	42.86	6.700	652	83.94
New Jersey	18	5,340,084.67	4.59	359	40.84	7.019	649	82.34
Colorado	17	3,289,564.46	2.83	359	42.32	6.915	626	81.69
Arizona	15	2,961,449.35	2.54	359	38.47	6.923	624	83.60
Maryland	12	2,907,562.00	2.50	358	43.19	7.438	654	81.29
Georgia	15	2,435,008.16	2.09	358	38.95	7.229	630	82.69
Nevada	9	2,352,199.29	2.02	358	40.92	6.941	659	85.85
Michigan	14	2,149,782.15	1.85	358	43.54	7.012	660	80.01
Washington	10	2,064,037.51	1.77	358	44.85	7.189	631	78.09
Hawaii	4	1,734,200.00	1.49	358	39.88	6.856	723	81.88
Illinois	7	1,302,920.00	1.12	358	40.79	7.486	642	80.90
North Carolina	8	1,293,839.65	1.11	358	42.82	7.497	635	79.81
Pennsylvania	4	1,126,489.00	0.97	359	42.35	7.394	618	85.72
Minnesota	6	1,063,500.00	0.91	358	42.45	7.159	610	82.91
Utah	6	1,062,470.00	0.91	359	43.27	6.957	641	81.29
New Hampshire	4	878,208.00	0.75	359	44.33	7.196	623	81.36
Tennessee	4	639,220.00	0.55	358	42.73	7.707	631	83.34
Texas	4	626,010.07	0.54	358	37.62	7.405	593	79.89
Kentucky	4	600,280.00	0.52	358	29.30	6.611	644	87.31
Rhode Island	2	436,800.00	0.38	359	45.59	7.319	625	80.00
South Carolina	3	435,120.00	0.37	358	34.31	8.178	646	80.00
Wyoming	3	428,238.47	0.37	358	40.94	7.394	603	80.00
Ohio	2	426,000.00	0.37	358	46.87	6.599	701	80.00
District of Columbia	1	383,200.00	0.33	358	37.62	8.400	607	80.00
Oregon	2	372,400.00	0.32	359	39.91	7.664	658	82.23
Connecticut	2	365,740.00	0.31	359	34.51	6.907	614	90.71
Wisconsin	2	288,720.00	0.25	358	47.82	7.652	593	80.00
Missouri	2	279,920.00	0.24	358	42.70	7.393	622	80.00
Kansas	2	185,960.00	0.16	358	46.66	8.357	617	80.00
Maine	1	148,400.00	0.13	358	51.75	8.350	598	80.00
Idaho	1	139,500.00	0.12	358	37.48	7.600	608	86.81
Nebraska	1	115,920.00	0.10	358	26.52	8.700	648	80.00

Total:	424	$116,418,143.20	100.00	359	41.31	6.747	654	81.32

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 23)

DESCRIPTION OF THE IO MORTGAGE LOANS COLLATERAL

Occupancy Status

OCCUPANCY STATUS*	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
Owner Occupied	424	116,418,143.20	100.00	359	41.31	6.747	654	81.32

Total:	424	$116,418,143.20	100.00	359	41.31	6.747	654	81.32

*	Based on mortgagor representation at origination.

Documentation Type

INCOME DOCUMENTATION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
Full Documentation	262	61,975,281.91	53.24	358	42.55	6.842	638	81.23
Limited Documentation	1	1,040,000.00	0.89	358	43.55	6.840	769	80.00
Stated Documentation	161	53,402,861.29	45.87	359	39.82	6.634	670	81.44

Total:	424	$116,418,143.20	100.00	359	41.31	6.747	654	81.32

Loan Purpose

PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
Cash Out Refinance	171	55,853,827.61	47.98	359	39.74	6.583	648	82.24
Purchase	223	53,038,966.26	45.56	358	43.30	6.933	662	80.33

Rate/Term Refinance	30	7,525,349.33	6.46	359	38.88	6.644	644	81.38

Total:	424	$116,418,143.20	100.00	359	41.31	6.747	654	81.32

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 24)

DESCRIPTION OF THE IO MORTGAGE LOANS COLLATERAL

Property Type

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
Single Family	333	88,684,254.05	76.18	359	40.85	6.733	651	81.40
PUD	39	12,704,251.84	10.91	359	42.42	6.745	647	81.70
Two-Four Family	21	7,564,691.67	6.50	359	43.71	6.721	675	81.45
Condominium	31	7,464,945.64	6.41	358	42.37	6.932	672	79.59

Total:	424	$116,418,143.20	100.00	359	41.31	6.747	654	81.32

Prepayment Charge Term at Origination

PREPAYMENT CHARGE TERM AT ORIGINATION (months)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
0	85	21,789,825.56	18.72	358	41.69	7.198	652	79.80
12	23	9,039,599.90	7.76	359	41.21	6.771	649	83.96
24	278	74,952,281.81	64.38	359	41.41	6.616	655	82.06
36	38	10,636,435.93	9.14	358	39.90	6.719	656	76.96

Total:	424	$116,418,143.20	100.00	359	41.31	6.747	654	81.32

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 25)

DESCRIPTION OF THE IO MORTGAGE LOANS COLLATERAL

Maximum Mortgage Rates of the Adjustable-Rate Loans

RANGE OF MAXIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
10.500 - 10.999	1	336,000.00	0.30	359	24.53	4.990	671	80.00
11.000 - 11.499	10	4,115,050.00	3.65	359	37.15	5.189	693	81.18
11.500 - 11.999	57	19,877,326.55	17.62	359	41.21	5.768	689	81.65
12.000 - 12.499	72	20,876,359.12	18.50	359	42.02	6.254	669	80.44
12.500 - 12.999	96	27,583,131.07	24.45	359	40.83	6.751	652	82.32
13.000 - 13.499	70	18,908,530.33	16.76	358	40.19	7.249	635	80.80
13.500 - 13.999	68	14,046,284.60	12.45	358	42.66	7.714	618	82.82
14.000 - 14.499	25	4,817,463.16	4.27	358	44.24	8.253	609	79.89
14.500 - 14.999	11	2,010,560.00	1.78	358	43.19	8.617	593	78.22
15.000 - 15.499	1	121,900.00	0.11	358	54.51	9.450	651	99.92
18.000 - 18.499	1	136,000.00	0.12	359	49.51	12.150	505	80.00

Total:	412	$112,828,604.83	100.00	359	41.27	6.734	653	81.45

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 26)

DESCRIPTION OF THE IO MORTGAGE LOANS COLLATERAL

Minimum Mortgage Rates of the Adjustable-Rate Loans

RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
4.500 - 4.999	1	336,000.00	0.30	359	24.53	4.990	671	80.00
5.000 - 5.499	10	4,115,050.00	3.65	359	37.15	5.189	693	81.18
5.500 - 5.999	57	19,877,326.55	17.62	359	41.21	5.768	689	81.65
6.000 - 6.499	72	20,876,359.12	18.50	359	42.02	6.254	669	80.44
6.500 - 6.999	96	27,583,131.07	24.45	359	40.83	6.751	652	82.32
7.000 - 7.499	70	18,908,530.33	16.76	358	40.19	7.249	635	80.80
7.500 - 7.999	68	14,046,284.60	12.45	358	42.66	7.714	618	82.82
8.000 - 8.499	25	4,817,463.16	4.27	358	44.24	8.253	609	79.89
8.500 - 8.999	11	2,010,560.00	1.78	358	43.19	8.617	593	78.22
9.000 - 9.499	1	121,900.00	0.11	358	54.51	9.450	651	99.92
12.000 - 12.499	1	136,000.00	0.12	359	49.51	12.150	505	80.00

Total:	412	4112,828,604.83	100.00	359	41.27	6.734	653	81.45

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 27)

DESCRIPTION OF THE IO MORTGAGE LOANS COLLATERAL

Margins of the Adjustable-Rate Loans

RANGE OF MORTGAGE MARGINS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
2.500 - 2.999	1	264,000.00	0.23	359	32.79	5.750	657	80.00
3.000 - 3.499	5	1,851,392.00	1.64	359	40.32	5.527	670	82.07
3.500 - 3.999	35	11,860,000.00	10.51	359	40.32	5.726	695	78.35
4.000 - 4.499	69	21,419,963.77	18.98	359	42.53	6.121	676	79.98
4.500 - 4.999	93	25,668,135.86	22.75	359	40.45	6.526	668	81.60
5.000 - 5.499	101	26,360,738.53	23.36	358	41.33	7.016	632	82.03
5.500 - 5.999	76	18,237,143.91	16.16	358	40.57	7.608	617	83.22
6.000 - 6.499	25	5,244,511.00	4.65	358	43.68	7.967	628	83.29
6.500 - 6.999	5	1,186,719.76	1.05	358	46.58	8.302	624	84.39
7.000 - 7.499	1	600,000.00	0.53	358	41.70	7.500	626	86.96
8.500 - 8.999	1	136,000.00	0.12	359	49.51	12.150	505	80.00

Total:	412	$112,828,604.83	100.00	359	41.27	6.734	653	81.45

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 28)

DESCRIPTION OF THE IO MORTGAGE LOANS COLLATERAL

Next Rate Adjustment Date of the Adjustable-Rate Loans

NEXT RATE ADJUSTMENT DATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
July, 2007	199	45,584,195.11	40.40	358	42.19	7.147	644	81.19
August, 2007	180	58,763,919.59	52.08	359	40.95	6.432	660	82.28
September, 2007	2	558,500.00	0.49	360	32.67	6.306	696	93.15
July, 2008	22	5,004,970.13	4.44	358	40.70	6.882	634	73.76
August, 2008	9	2,917,020.00	2.59	359	35.95	6.184	673	79.90

Total:	412	$112,828,604.83	100.00	359	41.27	6.734	653	81.45

Initial Periodic Rate Cap of the Adjustable-Rate Loans

INITIAL PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
3.000	412	112,828,604.83	100.00	359	41.27	6.734	653	81.45

Total:	412	$112,828,604.83	100.00	359	41.27	6.734	653	81.45

Subsequent Periodic Rate Cap of the Adjustable-Rate Loans

SUBSEQUENT PERIODIC RATE CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT- OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	MORTGAGE RATES (%)	FICO	OLTV (%)
1.000	412	112,828,604.83	100.00	359	41.27	6.734	653	81.45

Total:	412	4112,828,604.83	100.00	359	41.27	6.734	653	81.45

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1

Computational Materials (Page 29)

Contact Information

SG Americas Securities, LLC

Name:	Telephone:	E-Mail:

Arnaud Denis Managing Director	(212) 278-4430	arnaud.denis@sgcib.com

Abner Figueroa Director, Banking	(212) 278-5384	abner.figueroa@sgcib.com

David Chang Director, Trading	(212) 278-6454	david.chang@sgcib.com

David Stern Director, US Syndicate	(212) 278-5948	david.stern@sgcib.com

Investors in the UK Investors, Please Contact

Name:	Telephone:	E-Mail:

Jason Russell, Director, European Syndicate	+44 207 676 7647	jason.russell@sgcib.com

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.